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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                December 15, 1997
                                -----------------
                Date of Report (Date of earliest event reported)


                          NHANCEMENT TECHNOLOGIES INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                  0-21999                84-1360852
           --------                  -------                ----------
(State or Other Jurisdiction  (S.E.C. File Number) (IRS Employer Identification
      of Incorporation)                                        No.)

                              39420 Liberty Street
                                    Suite 250
                                Fremont, CA 94538
                                -----------------
          (Address of principal executive offices, including zip code)

                                 (510) 744-3333
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

This Amendment No. 1 to the Registrant's Current Report on Form 8-K dated December 15, 1997 (the "Report"), relates to the Registrant's completion of the acquisition (the "Acquisition") of one hundred percent (100%) of all the issued and fully paid up shares of Advantis Network & System Sdn Bhd., a corporation organized and existing under the laws of Malaysia ("Advantis"). The Report, which was first filed with the Commission on December 30, 1997, has been amended and restated in its entirely. As a result of the Acquisition, Advantis became a wholly owned subsidiary of the Registrant on December 15, 1997, the effective date of the Acquisition.

Total Number of Pages:  29

Exhibit Index on Sequentially Numbered Page:  4


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ITEM 2.      ACQUISITION OR DISPOSITION OF ASSETS

         (a) Pursuant to an Agreement for the Sale of Shares in Advantis Network & System Sdn. Bhd. ("Advantis") between NHancement Technologies Inc., a Delaware corporation ("NHancement"), and the six individuals ("Advantis Shareholders") who owned one hundred percent (100%) of all of the issued and fully paid up shares of Advantis, dated as of June 20, 1997 (the "Original Agreement"), as amended by two Supplemental Agreements, each dated as of November 26, 1997 (individually "Supplement No. 1" and "Supplement No. 2" and collectively with the Original Agreement referred to as the "Agreement"), NHancement purchased one hundred percent (100%) of the shares of Advantis (the "Acquisition"). Consummation of the Acquisition, pursuant to the Agreement, occurred on December 15, 1997, the date the last Advantis Shareholder signed Supplement No. 2. As a result of the Acquisition, Advantis has become a wholly owned subsidiary of NHancement. Advantis is a telecommunications systems integrator formed to address the growing telecommunications infrastructure needs of Malaysia.

         The initial consideration payable to the Advantis Shareholders in connection with the Acquisition is 300,000 shares of common stock of NHancement ("NHancement Shares"), to be paid to each Advantis Shareholder pro rata proportional to his Advantis share ownership. The Advantis Shareholders also have the opportunity to receive up to a maximum of 230,000 additional NHancement Shares as contingent purchase consideration ("contingent Purchase Consideration") as a consequence of the Acquisition if Advantis exceeds certain minimum profit levels for its next two fiscal years ending March 31, 1998 and 1999. All NHancement Shares to be distributed to the Advantis Shareholders pursuant to the Agreement will be issued by NHancement in reliance upon Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"), and will be subject to the restrictions on transferability as imposed by the 1933 Act. In addition, the first 300,000 NHancement Shares are subject to a lock-up provision prohibiting transfer of fifty percent (50%) of the shares for one year following the effective date, and prohibiting transfer of the remaining fifty percent (50%) until February 4, 1999.

         The consideration payable to the Advantis Shareholders was based upon the value of NHancement's common stock on December 15, 1997, the effective date, as determined by reference to the closing price quoted on the Nasdaq SmallCap Market. At the effective date, 300,000 NHancement Shares were valued at approximately US$660,000. (For accounting purposes, these shares have been discounted by twenty percent (20%) to reflect the lock-up provisions restricting transfer of the shares as described above.)

         During the due diligence period provided for in the Original Agreement, NHancement uncovered an account receivable in the amount of Ringgit Malaysia 640,174 (approximately US$183,000 at the exchange rate in effect as of December 30, 1997, the date of filing of the initial report on Form 8-K regarding the Advantis acquisition), the collectability of which NHancement determined was in doubt. Pursuant to Supplement No. 2, Advantis Shareholders have guaranteed the collectability of this receivable. The Advantis Shareholders may utilize their NHancement Share holdings in satisfaction of their guarantee obligations. A total of 91,454 shares of the initial 300,000 NHancement Shares issued are being held in escrow for this purpose.

         The amount of consideration paid in connection with the purchase was determined in arms-length negotiations between officers of NHancement and the selling Advantis Shareholders.

         In connection with the Acquisition, three of the Advantis Shareholders who are directors or managers of Advantis reaffirmed their employment agreements and agreed to continue to be employed by Advantis for not less than two (2) years after the close of the transaction. Each of these individuals has also agreed that if he resigns voluntarily or is terminated for cause after the close of the Acquisition, and before the distribution (if any) of the 230,000 additional NHancement Shares, he will forfeit his right to receive his pro rata portion of any such undistributed shares. These three Advantis Shareholders are eligible to receive approximately thirty-three percent (33%) of the Contingent Purchase Consideration.

       (b)         Not applicable.


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ITEM 5.  OTHER EVENTS

         Effective as of November 12, 1997, BioFactors, Inc., a Delaware corporation and a wholly owned subsidiary of NHancement ("BioFactors"), was merged with and into Voice Plus, Inc., a California corporation, and a wholly owned subsidiary of NHancement ("Voice Plus"), in a statutory merger intended to qualify, for federal income tax purposes, as a reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Voice Plus is the surviving corporation in the merger transaction with BioFactors. As of the effective date of the merger, the operations of the combined entity are being conducted under the name of "Voice Plus," which is headquartered in Fremont, California. Voice Plus remains a wholly-owned subsidiary of Nhancement.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

         (a)        FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.
                    See Exhibit 99.01 attached hereto for Advantis' financial statements.

         (b)        PRO FORMA FINANCIAL INFORMATION
                    PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION
                    (UNAUDITED)
                    See Exhibit 99.02 attached hereto

         (c)        Exhibits

         Exhibit
         Number     Description
         ------     -----------
         2.01       Agreement for the Sale of Shares in Advantis Network &
                    System Sdn. Bhd. Dated June 20, 1997, as amended by the
                    Supplemental Amendment to the Agreement dated November 26,
                    1997, and the Second Supplemental Amendment to the Agreement dated November 26, 1997, is incorporated by reference to Exhibit 2.01 included in Registrant's filing on Form 8-K filed with the Securities and Exchange
                    Commission on December 30, 1997

         4.01       Form of Lock-up Agreement

         99.01 Advantis Network & System Sdn. Bhd. Audited Financial Statements for the Years Ended March 31, 1996 and 1997 (with unaudited information as of September 30, 1997 and for the six months ended September 30, 1996 and 1997)

         99.02 Pro Forma Combined Condensed Financial Statements (unaudited) of Advantis Network & System Sdn. Bhd. and NHancement Technologies Inc. as of September 30, 1997, for the nine months ended September 30, 1997 and for the year ended December 31, 1996.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NHancement Technologies Inc.


Date:    February 10, 1998                By:        /s/  Douglas S. Zorn
                                             ----------------------------
                                             Douglas S. Zorn, Executive
                                             Vice President, and Chief Financial

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                                INDEX TO EXHIBITS

                                                                                                 SEQUENTIALLY
EXHIBIT                                                                                            NUMBERED
NUMBER         DESCRIPTION                                                                           PAGE
-------        -----------                                                                           ----
2.01           Agreement for the Sale of Shares in Advantis Network & System Sdn. Bhd. Dated
               June 20, 1997, as amended by the Supplemental Amendment to the Agreement dated
               November 26, 1997, and the Second Supplemental Amendment to the Agreement dated       ---
               November 26, 1997, is incorporated by reference to Exhibit 2.01 included in
               Registrant's filing on Form 8-K filed with the Securities and Exchange Commission on December 30, 1997

4.01           Form of Lock-up Agreement                                                               5

99.01          Advantis Network & System Sdn. Bhd. Audited  Financial Statements for the Years
               Ended March 31, 1996 and 1997 (with unaudited information as of September 30,        6 - 22
               1997 and for the six months ended September 30, 1996 and 1997)

99.02          Pro Forma Combined Condensed  Financial Statements (unaudited) of Advantis
               Network & System Sdn. Bhd. and NHancement Technologies Inc. as of September 30,     23 - 29
               1997, for the nine months ended September 30, 1997 and for the year ended
               December 31, 1996.

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